UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

FIRST AMERICAN FINANCIAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way
Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 250-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	FAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of First American Financial Corporation (the “Company”) was held on May 21, 2024. Results of the voting at the meeting are set forth below.

Election of Class II Directors. The names of the persons who were nominated to serve as Class II directors of the Company for a three-year term are listed below, together with a tabulation of the results of the voting at the annual meeting with respect to each nominee. All Class II director nominees were elected.

Name of Class II Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Dennis J. Gilmore	79,724,534.201	9,062,933.639	51,707.031	9,092,124.000
Margaret M. McCarthy	75,020,228.186	13,631,242.146	187,704.539	9,092,124.000
Martha B. Wyrsch	79,725,692.426	8,932,438.906	181,043.539	9,092,124.000

Advisory Vote on Executive Compensation. At the meeting, the stockholders of the Company approved, on an advisory basis, the compensation of the Company’s named executive officers, with 85,425,106.946 votes for, 3,099,455.956 votes against, 314,611.969 votes abstaining and 9,092,124.000 broker non-votes.

Ratification of Independent Public Accountants. At the meeting, the stockholders of the Company also voted to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024, with 96,659,969.987 votes for, 776,002.193 votes against, and 495,326.691 votes abstaining.

Item 7.01 Regulation FD Disclosure.

On December 22, 2023, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Report”) that disclosed that the Company had identified unauthorized activity on certain of its information technology systems. The Company provided additional information in Amendments 1 and 2 to the Original Report. As of the date of this filing, the Company’s investigation of the incident has concluded. Based upon our investigation and findings, the Company has determined that personal information pertaining to approximately 44,000 individuals may have been accessed without authorization as a result of the incident. The Company will provide appropriate notifications to potentially affected individuals and offer those individuals credit monitoring and identity protection services at no cost to them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date:	May 28, 2024	By:	/s/ Lisa W. Cornehl
Name: Lisa W. Cornehl Title: Senior Vice President, Chief Legal Officer